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                                CREDIT AGREEMENT

                                 by and between


                            THREE-FIVE SYSTEMS, INC.

                                       and

                                  IMPERIAL BANK












                            Dated as of May 23, 1997







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
                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE 1         RECITALS........................................................................................1

ARTICLE 2         DEFINITION OF TERMS.............................................................................2

         Section 2.1  Definitions.................................................................................2
         Section 2.2  Accounting Terms............................................................................6

ARTICLE 3         RLC.............................................................................................8

         Section 3.1  RLC Commitment Amount.......................................................................8
         Section 3.2  RLC Note....................................................................................8
         Section 3.3  RLC Advances................................................................................8
         Section 3.4  Conversion of Advances......................................................................9
         Section 3.5  RLC Payments................................................................................9
         Section 3.6  Prepayments................................................................................10
         Section 3.7  RLC Service Fee............................................................................11
         Section 3.8  Additional Provisions for LIBOR Rate Advances..............................................11
         Section 3.9  Method of Payment..........................................................................12
         Section 3.10  Conditions................................................................................12
         Section 3.11  [Intentionally left blank.]...............................................................13
         Section 3.12  Assignment................................................................................13

ARTICLE 4         CONDITIONS PRECEDENT...........................................................................14

         Section 4.1  Conditions Precedent.......................................................................14
         Section 4.2  Conditions Precedent to All Future Advances................................................15

ARTICLE 5         GENERAL REPRESENTATIONS AND WARRANTIES.........................................................16

         Section 5.1  Recitals...................................................................................16
         Section 5.2  Organization and Good Standing.............................................................16
         Section 5.3  Business...................................................................................16
         Section 5.4  Authorization and Power....................................................................16
         Section 5.5  Enforceability.............................................................................16
         Section 5.6  No Conflicts...............................................................................16
         Section 5.7  No Litigation..............................................................................16
         Section 5.8  Financial Condition........................................................................16
         Section 5.9  Taxes......................................................................................17

         Section 5.10  No Stock Purchase.........................................................................17
         Section 5.11  Advances..................................................................................17
         Section 5.12  Solvency..................................................................................17
         Section 5.13  ERISA.....................................................................................17

ARTICLE 6         AFFIRMATIVE COVENANTS..........................................................................18

         Section 6.1  Maintenance of Existence...................................................................18
         Section 6.2  Maintain Business..........................................................................18
         Section 6.3  Insurance..................................................................................18
         Section 6.4  Compliance with Credit Documents...........................................................18
         Section 6.5  Financial Statements and Reports...........................................................18
         Section 6.6  Books and Records; Access..................................................................19
         Section 6.7  Payment of Taxes and Other Indebtedness....................................................19
         Section 6.8  Notice of Default..........................................................................20
         Section 6.9  Other Notices..............................................................................20
         Section 6.10  ERISA Compliance..........................................................................20
         Section 6.11  Further Assurances........................................................................20

ARTICLE 7         NEGATIVE COVENANTS.............................................................................21

         Section 7.1  Indebtedness...............................................................................21
         Section 7.2  Liens......................................................................................21
         Section 7.3  Loans......................................................................................21
         Section 7.4  Dividends..................................................................................21
         Section 7.5  Existence..................................................................................21
         Section 7.6  Fiscal Year................................................................................22
         Section 7.7  Margin Stock...............................................................................22
         Section 7.8  Tangible Net Worth.........................................................................22
         Section 7.9  Leverage Ratio.............................................................................22
         Section 7.10  Debt Coverage Ratio.......................................................................22
         Section 7.11  Current Ratio.............................................................................23

ARTICLE 8         DEFAULT AND REMEDIES...........................................................................24

         Section 8.1  Event of Default...........................................................................24
         Section 8.2  Remedies...................................................................................25
         Section 8.3  Delay or Omission by Lender................................................................26

ARTICLE 9         ACTION UPON AGREEMENT..........................................................................27

         Section 9.1  Third Party................................................................................27
         Section 9.2  Entire Agreement...........................................................................27

         Section 9.3  Writing Required...........................................................................27
         Section 9.4  No Partnership.............................................................................27

ARTICLE 10        GENERAL........................................................................................28

         Section 10.1  Survival..................................................................................28
         Section 10.2  Context...................................................................................28
         Section 10.3  Time......................................................................................28
         Section 10.4  Notices...................................................................................28
         Section 10.5  Costs.....................................................................................29
         Section 10.6  Successors................................................................................29
         Section 10.7  Headings..................................................................................29
         Section 10.8  Governing Law; Jurisdiction, Venue; Waiver of Jury Trial..................................29
         Section 10.9  Arbitration Provision.....................................................................29
         Section 10.10 Confidentiality...........................................................................29

EXHIBITS

A        Form of Advance Notice

B        Covenant Certificate

                                CREDIT AGREEMENT


         BY THIS CREDIT AGREEMENT (the "Agreement"), made and entered into as of this 23rd day of May, 1997, IMPERIAL BANK, a California banking corporation
(hereinafter called "Lender"), and THREE-FIVE SYSTEMS, INC., a Delaware corporation (hereinafter called "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                                    ARTICLE 1

                                    RECITALS
                                    --------

         Section 1.1 Borrower has requested that Lender establish a revolving line of credit (the "RLC") with Borrower in the principal amount of $15,000,000.00, under which revolving line of credit advances shall be made to Borrower for the purposes of providing Borrower with financing for general corporate purposes.

         Section 1.2 Lender has agreed to do so upon the terms, conditions and provisions set forth herein.

         Section 1.3 Notwithstanding anything herein to the contrary, Borrower and Lender acknowledge that:

                  (a) the RLC has been approved by Lender at its principal office in California;

                  (b) all RLC Advances are to be made by Lender from its principal office in California;

                  (c) all payments hereunder are to be sent by Borrower to the principal office of Lender in California; and

                  (d) the election of Arizona law as the governing law hereunder has been agreed to by Lender as an accommodation to Borrower.

                                    ARTICLE 2

                               DEFINITION OF TERMS
                               -------------------


         Section 2.1 Definitions. For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to therein in this Article 2 of in the Section hereof referred to below:

         "Advance" means an RLC Advance.

         "Agreement" means this Credit Agreement, as amended, modified or restated from time to time.

         "Applicable Interest Rate" with respect to any given Advance shall mean either the Variable Rate or the LIBOR Rate, as applicable under the provisions of this Agreement.

         "Authorized Officer" means the chief executive officer or chief financial officer of Borrower, or such other individual who is from time to time designated to Lender in writing by said officer as authorized to act for Borrower with respect to the Loan.

         "Banking Day" means a day of the year on which banks are not required or authorized to close in Inglewood California, and, with respect to a LIBOR Rate Advance, a day on which dealings are carried on in the London interbank market.

         "Borrower":  See the Preamble hereto.

         "Cash Flow":  See Section 7.10.

         "Closing Date" means May 23, 1997.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Controlled Group" means, severally and collectively, the members of the group controlling, controlled by and/or in common control of Borrower, within the meaning of Section 4001(b) of ERISA.

         "Convert," "Conversion," and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 3.4.

         "Credit Documents" means this Agreement, the Note (including any renewals, extensions and refundings thereof), and any written agreements, certificates or documents (and with respect to this Agreement and such other written agreements and documents, any amendments or supplements thereto or modifications thereof) executed or delivered pursuant to the terms of this Agreement.

         "Current Assets":  See Section 7.11.

         "Current Liabilities":  See Section 7.11.

         "Debt service requirement":  See Section 7.10.

         "Default Rate" means at any time five percent (5%) over the Variable Rate, which Default Rate shall change when and as the Variable Rate changes.

         "Dollars" and the sign "$" mean lawful currency of the United States of America.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with all final and permanent regulations issued pursuant thereto. References herein to sections and subsections of ERISA are deemed to refer to any successor or substitute provisions therefor.

         "Event of Default":  See Section 8.1.

         "Financial Covenants" means those financial covenants specified in Sections 7.8 through 7.11.

         "Intangible Assets":  See Section 7.8.

         "Lender":  See the Preamble.

         "LIBOR" means the London Interbank Offered Rate, determined as provided herein, for the applicable LIBOR Interest Period to be specified by the Borrower as provided in Section 3.3(b) of this Agreement. For each Advance under the LIBOR option, the LIBOR rate will remain in effect through the end of the LIBOR Interest Period. If prior to the due date for a LIBOR Rate Advance Borrower requests a continuation of said LIBOR Rate Advance, Borrower's request shall comply with the request procedure specified below and the LIBOR rate for the LIBOR Rate Advance shall be re-determined for the next LIBOR Interest Period as provided below. LIBOR shall mean with respect to any LIBOR Interest Period the rate equal to the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth (1/16th) of one percent (1%)) of:

                           (a) the offered rates per annum for deposits in U.S. Dollars for a period equal to such LIBOR Interest Period which appears at 11:00 a.m., London time, on the Reuters Screen LIBOR Page on the Banking Day that is two (2)

         Banking Days before the first day of such LIBOR Interest Period, in each case if at least four (4) such offered rates appear on such page, or

                           (b) if clause (a) is not available, (x) the offered rate per annum for deposits in U.S. Dollars for a period equal to such LIBOR Interest Period for a LIBOR Rate Advance hereunder which appears as of 11:00 a.m., London time on the Telerate Monitor on Telerate Screen 3750 on the Banking Day which is two (2) Banking Days before the first day of such LIBOR Interest Period; or (y) if clause (x) above is not available, the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth (1/16th) of one percent (1%)) of the interest rates per annum offered by at least three (3) prime banks selected by Lender at approximately 11:00 a.m., London time, on the Banking Day which is two (2) Banking Days before such date for deposits in U.S. Dollars to prime banks in the London interbank market, in each case for a period equal to such LIBOR Interest Period for a LIBOR Rate Advance hereunder in an amount equal to the amount to which the LIBOR applies. "Reuters Screen LIBOR Page" as used herein means the display designated as page LIBOR on the Reuters Monitor Money Rates Service or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks.

         "LIBOR Interest Period" means, for each LIBOR Rate Advance, the period commencing on the date of such LIBOR Rate Advance and ending on the last day of the period selected by Borrower pursuant to the provisions herein and, thereafter, each subsequent period commencing on the last day of the immediately preceding LIBOR Interest Period and ending on the last day of the period selected by Borrower pursuant to the provisions herein. The duration of each LIBOR Interest Period shall be 30, 60, 90 or 180 days, as selected by Borrower
(A), for a new Advance, in the request for a LIBOR Rate Advance or (B), for an outstanding Advance, in the request for a LIBOR Rate Advance to continue bearing interest at the LIBOR Rate or (C), for an outstanding Variable Rate Advance, in the request to convert to a LIBOR Rate Advance, provided, however, that:

                  (i) LIBOR Interest Periods commencing on the same date shall be of the same duration;

                  (ii) Whenever the last day of any LIBOR Interest Period would otherwise occur on a day other than a Banking Day, the last day of such LIBOR Interest Period shall be extended to occur on the next succeeding Banking Day, provided that if such extension would cause the last day of such LIBOR Interest Period to occur in the next following calendar month, the last day of such LIBOR Interest Period shall occur on the next preceding Banking Day; and

                  (iii) No LIBOR Interest Period with respect to any RLC Advance shall extend beyond the RLC Maturity Date.

         "LIBOR Rate" means the rate per annum equal to the sum of (i) LIBOR, and (ii) 1.75%.

         "LIBOR Rate Advance" means an Advance that bears or that is requested to bear interest at the applicable LIBOR Rate.

         "LIBOR Rate RLC Advance" means an RLC Advance that bears or that is requested to bear interest at the applicable LIBOR Rate.

         "Loan" means the RLC.

         "Material   Adverse  Event"  means  any  circumstance  or  event  which materially and adversely impairs the ability of Borrower taken as a whole to fulfill its obligations under this Agreement.

         "Note" means the RLC Note.

         "Notice of RLC Advance":  See Section 3.3(b).

         "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation,   and  any
successor  to  all  or  substantially   all  of  the  Pension  Benefit  Guaranty
Corporation's functions under ERISA.

         "Payment Date" means:

                  (a) As to each Variable Rate Advance, the first day of each month.

                  (b) As to each LIBOR Rate Advance, the earlier of the last day of the LIBOR Interest Period or the ninetieth (90th) day after the beginning of the LIBOR Interest Period.

         "Plan" means an employee defined benefit plan or other plan maintained by Borrower for employees of Borrower and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Code.

         "Prime Rate" means the interest rate per annum publicly announced by Lender, or its successors, as its "prime rate" as in effect from time to time. Borrower acknowledges that the Prime Rate is not necessarily the best or lowest rate offered by Lender and Lender may lend to its customers at rates that are at, above or below its Prime Rate.

         "Quarterly End Date" means the last day of March, June, September and December.

         "Regulatory Change" means any change effective after the date of this Agreement in United States federal, state, or foreign law or regulations or the adoption or making after such date of any interpretation, directive, or request applying to a class of banks including Lender, of or under any United States federal, state, or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Reportable Event" means any "reportable event" as described in Section 4043(b) of ERISA with respect to which the thirty (30) day notice requirement has not been waived by the PBGC.

         "RLC":  See Section 1.1.

         "RLC Advance" means an advance by Lender to the Borrower under the RLC pursuant to Section 3 and includes a Variable Rate RLC Advance or a LIBOR Rate RLC Advance (each of which shall be a "Type" of RLC Advance).

         "RLC Commitment Amount" means $15,000,000.00.

         "RLC Maturity Date" means May 22, 1998.

         "RLC Note" means that Revolving Promissory Note of even date herewith in the face amount equal to the RLC Commitment Amount made by Borrower payable to the order of Lender, evidencing the RLC, and extensions, modifications and renewals thereof.

         "RLC Service Fee":  See Section 3.7.

         "SEC" means the United States Securities and Exchange Commission.

         "Subsidiaries" means all business associations directly or indirectly controlled by Borrower.

         "Tangible Net Worth":  See Section 7.8.

         "Variable Rate" means the Prime Rate.

         "Variable Rate Advance" means an Advance that bears interest at the Variable Rate.

         "Variable Rate RLC Advance" means on RLC Advance that bears interest at the Variable Rate.

         Section 2.2 Accounting Terms. All accounting terms used herein without definition shall be interpreted in accordance with generally accepted accounting principles and, except as otherwise expressly provided herein, all determinations required herein shall be made in accordance with generally accepted accounting principles.

         Section 2.3 References. Capitalized terms shall be equally applicable to both the singular and the plural forms of the terms therein defined. References to "Agreement," "this Agreement," "herein," "hereof," "hereunder," or other like words mean this Agreement as amended, supplemented, restated or otherwise modified and in effect from time to time.

                                    ARTICLE 3

                                       RLC
                                       ---


         Section 3.1 RLC Commitment Amount. Subject to the conditions set forth herein, Lender, from time to time, shall make such RLC Advances as Borrower may request provided that the aggregate amount of RLC Advances at any one time outstanding shall not exceed the RLC Commitment Amount. The RLC shall be a revolving credit, against which RLC Advances may be made to Borrower, repaid by Borrower, and readvances made to Borrower, provided that (i) Borrower is not in default under any provision of this Agreement or under the RLC Note, (ii) no RLC Advance shall be made that would cause the outstanding principal balance of the RLC to exceed the RLC Commitment Amount, and (iii) no RLC Advance shall be made on or after the RLC Maturity Date.

         Section 3.2 RLC Note. The RLC shall be evidenced by the RLC Note in the form approved by Lender, payable to the order of Lender upon the terms and conditions therein contained, and executed and delivered simultaneously with the execution of this Agreement.

         Section 3.3 RLC Advances.

                  (a) Lender may from time to time make RLC Advances upon written notice in substantially the form attached hereto as "Exhibit A" from an Authorized Officer. Each such RLC Advance shall be in the minimum amount of $500,000.00.

                  (b) Each  request  for an RLC  Advance  shall,  in addition to complying with the other requirements in this Agreement, (i) specify the date and amount of the requested RLC Advance, (ii) specify whether the RLC Advance shall be an RLC Advance that bears interest at the Variable Rate or the LIBOR Rate, and (iii), if the RLC Advance is to bear interest at the LIBOR Rate, (A) specify the LIBOR Interest Period,
         (B) be delivered to Lender at least two (2) Banking Days prior to the date of the requested RLC Advance, and (C) be in a minimum amount of $500,000.00 with integral multiples of $1,000.00 in excess thereof. Any request for an RLC Advance not complying with the foregoing requirements for an RLC Advance bearing interest at the LIBOR Rate shall bear interest at the Variable Rate; provided that in the event such non-compliance is due to Borrower's failure to specify the required information, Lender agrees to notify Borrower of such failure and to provide Borrower the opportunity to provide such information prior to directing that the RLC Advance bear interest at the Variable Rate.

                  (c) If Borrower desires that a LIBOR Rate RLC Advance continue to bear interest at the LIBOR Rate after the end of an existing LIBOR Interest Period,

         Borrower shall deliver to Lender at least two (2) Banking Days prior to the end of such LIBOR Interest Period, a notice making such election and specifying the new LIBOR Interest Period. If Borrower does not deliver such notice within such time, then after the existing LIBOR Interest Period the LIBOR Rate RLC Advance shall become a Variable Rate RLC Advance and shall bear interest at the Variable Rate.

                  (d) Notwithstanding any provision of the Credit Documents to the contrary, Lender shall be entitled to fund and maintain its funding of all or any part of any Advance in any manner it sees fit, provided, however, that all determinations hereunder shall be made as if Lender had actually funded and maintained each LIBOR Rate Advance during the LIBOR Interest Period therefor through the purchase of deposits having a maturity corresponding to the last day of the LIBOR Interest Period and bearing an interest rate equal to the LIBOR Rate for such LIBOR Interest Period.

         Section 3.4  Conversion of Advances.

                  (a) Borrower may on any Banking Day, upon written notice to and received by Lender not later than 12:00 p.m. (Inglewood, California local time) (i) on the second Banking Day, in the case of any conversion of a Variable Rate Advance into a LIBOR Rate Advance and
         (ii) on the first Banking Day in the case of any conversion of a LIBOR Rate Advance into a Variable Rate Advance, prior to the date of the proposed conversion, converts any Advance of one type into an Advance of the other type, provided, however, that any conversion of a LIBOR Rate Advance (A) shall only be made on the last day of the applicable LIBOR Interest Period, and (B) shall be made only as to an Advance in a minimum amount of $500,000.00 with integral multiples of $1,000.00 in excess thereof. Each such notice of a conversion shall specify the date of such conversion and the Advance to be converted.

         Section 3.5 RLC Payments.

                  (a) Interest on the RLC shall accrue on the unpaid principal of each RLC Advance:

                           (i) At the Variable Rate if it is a Variable Rate RLC
                  Advance.

                           (ii) At the  applicable  LIBOR  Rate if it is a LIBOR
                  Rate RLC Advance.

                  (b) All accrued interest on an RLC Advance shall be due and payable on the Payment Date.

                  (c) The entire outstanding principal balance of the RLC Note, all accrued and unpaid interest and all other sums which may have become payable thereunder shall be due and payable in full on the RLC Maturity Date.

                  (d) If any payment of interest and/or principal is not received by Lender when such payment is due, then in addition to the remedies conferred upon the Lender under the Credit Documents, a late charge of five percent (5%) of the amount of the installment due and unpaid will be added to the delinquent amount to compensate the Lender for the expense of handling the delinquency for any payment past due in excess of five (5) days, regardless of any notice and cure period.

                  (e) Upon the occurrence of an Event of Default and after maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at the Default Rate.

         Section 3.6  Prepayments.

                  (a) Borrower shall have the option to prepay the Loan, in full or in part, at any time, subject to payment of all amounts specified hereinbelow with respect to any LIBOR Rate Advance.

                  (b) If for any reason (including voluntary prepayment, voluntary conversion of a LIBOR Rate Advance into a Variable Rate Advance, or acceleration, but excluding any mandatory prepayment or mandatory conversion such as pursuant to Section 3.8(b)), the Lender receives all or part of the principal amount of a LIBOR Rate Advance prior to the last day of the LIBOR Interest Period for such Advance, the Borrower shall immediately notify the Borrower's account officer at the Lender and, on demand by the Lender, pay the "LIBOR Breakage Fees," defined as the amount (if any) by which (i) the additional interest which would have been payable on the amount so received had it not been received until the last day of such LIBOR Interest Period exceeds (ii) the interest which would have been recoverable by Lender (without regard to whether Lender actually so invests said funds) by placing the amount so received on deposit in the certificate of deposit markets or the offshore currency interbank markets or United States Treasury investment products, as the case may be for a period starting on the date on which it was so received and ending on the last day of such LIBOR Interest Period at the interest rate determined by Lender in its reasonable discretion. Lender's determination as to such amount shall be conclusive and final, absent manifest error.

                  (c) The  Borrower  shall  pay to  Lender,  upon the  demand of
         Lender, such other amount or amounts as shall be sufficient to compensate it for any loss, costs or expense ("LIBOR Prepayment Charges") incurred by it as a result of any prepayment by the Borrower (including voluntary prepayment, voluntary conversion of a LIBOR Rate Advance into a Variable Rate Advance, or prepayment due to acceleration, but excluding any mandatory prepayment or mandatory conversion such as pursuant to Section 3.8(b)) of all or part of the principal amount of a LIBOR Rate Advance prior to the last day of the LIBOR Interest Period for such Advance (including without limitation, any failure by the Borrower to borrow a LIBOR Rate Advance on the loan date for such borrowing specified in the relevant notice of borrowing hereunder). Such LIBOR Prepayment Charges shall include, without limitation, any interest or fees payable by Lender to lenders of funds obtained by it in order to make or maintain its loans based on the London interbank eurodollar market. Lender's determination as to such LIBOR Prepayment Charges shall be conclusive and final, absent manifest error.

                  (d) Lender agrees that it shall make a best effort to minimize any such LIBOR Breakage Fees or any such LIBOR Prepayment Charges.

         Section 3.7 RLC Service Fee. Borrower agrees to pay to Lender, commencing with the execution of this Agreement and continuing until the RLC Maturity Date (such period being hereinafter referred to as the "RLC Disbursement Period"), a commitment fee (the "RLC Service Fee") equal to one-fourth of one percent (1/4%) per annum of the average daily undrawn balance of the RLC, which shall be payable quarterly in arrears, within three (3) days after Lender gives Borrower a notice showing the amount due with respect to the prior three-month period, the first such payment to be due on June 30, 1997, and thereafter on each Quarterly End Date.

         Section 3.8  Additional Provisions for LIBOR Rate Advances.

                  (a) If, due to any Regulatory Change, there shall be any increase in the cost to Lender of agreeing to make or making, funding, or maintaining LIBOR Rate Advances (including, without limitation, any increase in any applicable reserve requirement), then Borrower shall from time to time, upon demand by Lender, pay to Lender such amounts as Lender may reasonably determine to be necessary to compensate Lender for any additional costs that Lender reasonably determines are attributable  to such  Regulatory  Change  and Lender  will  notify the
         Borrower  of  any  Regulatory   Change  that  will  entitle  Lender  to
         compensation pursuant to this paragraph as promptly as practicable. Lender will furnish to Borrower a certificate setting forth in reasonable detail the basis for the amount of each request by Lender for compensation under this paragraph. Determinations by Lender of the amounts required to compensate Lender shall be conclusive, absent manifest error. Lender shall be entitled to compensation in connection with any Regulatory Change only for costs actually incurred by Lender.

                  (b) Notwithstanding any provision of the Credit Documents, if Lender shall notify Borrower that as a result of a Regulatory Change it is unlawful for Lender to make Advances at the LIBOR Rate, or to fund or maintain LIBOR Rate Advances, (i) the obligations of Lender to make Advances at the LIBOR Rate and to convert Advances to the LIBOR Rate shall be suspended until Lender shall notify Borrower that the circumstances causing such suspension no longer exist, and (ii) in the event such Regulatory Change makes the maintenance of Advances at the LIBOR Rate unlawful, Borrower shall forthwith prepay in full all LIBOR Rate Advances then outstanding, together with interest accrued thereon and all amounts in connection with such prepayment specified in the Note, unless Borrower, within five (5) Banking Days of notice from Lender, converts all LIBOR Rate Advances then outstanding into Variable Rate Advances pursuant to the conversion procedures herein and pays all amounts in connection with such prepayments or conversions specified herein.

                  (c) Notwithstanding any other provision of the Credit Documents, if prior to the commencement of any LIBOR Interest Period, Lender shall determine (i) that United States dollar deposits in the amount of any LIBOR Rate Advance to be outstanding during such LIBOR Interest Period are not readily available to Lender in the London interbank market, or (ii) by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such LIBOR Interest Period in the manner prescribed in the definition of "LIBOR Rate", then Lender shall promptly give notice thereof to Borrower and the obligation of Lender to create, continue, or effect by conversion any LIBOR Rate Advance in such amount and for such LIBOR Interest Period shall terminate until United States dollar deposits in such amount and for the LIBOR Interest Period shall again be readily available in the London interbank market and adequate and reasonable means exist for ascertaining the LIBOR Rate.

         Section 3.9 Method of Payment. All payments of principal of, and interest on, the Note shall be made to Lender before 2:00 p.m. (Inglewood, California local time), in immediately available funds. All payments made on the Note shall be credited, to the extent of the amount thereof, in the following manner: (i) first, to the payment of costs, fees or other charges incurred in connection with the Loan; (ii) second, to the payment of accrued interest on the Loan; and (iii) third, to the reduction of the principal balance of the Loan, in the inverse order of maturity.

         Section 3.10 Conditions. Lender shall have no obligation to make any Advance unless and until all of the conditions and requirements of this
Agreement are fully satisfied. However, Lender in its sole and absolute discretion may elect to make one or more Advances prior to full satisfaction of one or more such conditions and/or requirements. Notwithstanding that such an Advance or Advances are made, such unsatisfied conditions and/or requirements shall not be waived or released thereby. Borrower shall be and continue to be obligated to fully satisfy such conditions and requirements, and Lender, at any time, in Lender's sole and absolute discretion, may stop making Advances until all conditions and requirements are fully satisfied.

         Section 3.11 [Intentionally left blank.]

         Section 3.12 Assignment. Borrower shall have no right to any Advance other than to have the same disbursed by Lender in accordance with the disbursement provisions contained in this Agreement. Any assignment or transfer, voluntary or involuntary, of this Agreement or any right hereunder shall not be binding upon or in any way affect Lender without its written consent; Lender may make Advances under the disbursement provisions herein, notwithstanding any such assignment or transfer.

                                    ARTICLE 4

                              CONDITIONS PRECEDENT
                              --------------------


         Section 4.1 Conditions Precedent. The obligation of Lender to fund the Loan is subject to the fulfillment of the following conditions:

                  (a) Borrower shall have executed (or obtained the execution or issuing of) and delivered to Lender the following documents or information, all in form satisfactory to Lender:

                           (i) This Agreement.

                           (ii) The RLC Note.

                           (iii) A corporate  resolution of Borrower authorizing
                  (i) the  Loan,  and  (ii) the  execution  and  delivery  by an
                  Authorized Officer of all documents to be executed by Borrower, and the performance by Borrower of all acts and things to be performed by Borrower, pursuant to this Agreement.

                           (iv) A copy of the current Certificate of Incorporation and Bylaws, so certified by the Secretary of the corporation, together with a copy of a current Certificate of Good Standing in the State of incorporation for Borrower; and such other documents as Lender may reasonably require relating to the existence and good standing of Borrower and the authority of any person acting or executing documents on behalf of Borrower.

                           (v) Evidence satisfactory to Lender that Borrower shall have terminated all other lines of credit excluding its line of credit with Barclays Bank PLC (U.K.), but including without limitation any revolving lines of credit and its $5 million ($5,000,000.00) line of credit for use in connection with its purchase of treasury stocks.

                           (vi) Such  other  documents  and  information  as may
                  reasonably be required by Lender or Lender's counsel.

                  (b) All representations and warranties by Borrower contained in this Agreement shall remain true and correct and the Borrower shall have performed or complied with all agreements of Borrower made in this Agreement that Borrower is to have performed or complied with by the date of the first Advance.

                  (c) No Event of Default shall exist and no event or condition shall exist that after notice or lapse of time, or both would constitute an Event of Default.

         Section 4.2 Conditions Precedent to All Future Advances. The obligation of the Lender to make any Advances to the Borrower following the initial Advance under Section 4.1 hereof shall be subject to the condition precedent that, on the date of each such Advance, no Event of Default shall exist and no event or condition shall exist that after notice or lapse of time or both, would constitute an Event of Default.

                                    ARTICLE 5

                     GENERAL REPRESENTATIONS AND WARRANTIES
                     --------------------------------------


         Borrower hereby represents and warrants to Lender as follows:

         Section 5.1 Recitals. The recitals and statements of intent appearing in this Agreement are true and correct.

         Section 5.2 Organization and Good Standing. Borrower is duly organized, validly existing and in good standing under the laws of the state of its organization. Borrower is qualified to do business and is in good standing in the State of Arizona and in each state in which it is required by law to do so.

         Section 5.3 Business. Borrower has full corporate power and authority to own its properties and assets and to carry on its business as presently being conducted.

         Section 5.4 Authorization and Power. Borrower is fully authorized and permitted to enter into this Agreement, to execute any and all documentation required herein, to borrow the amounts contemplated herein upon the terms set forth herein and to perform the terms of this Agreement, none of which conflicts with any provision of law or regulation applicable to Borrower.

         Section 5.5 Enforceability. This Agreement and the other Credit Documents are the valid and binding legal obligations of the Borrower and are enforceable in accordance with their terms.

         Section 5.6 No Conflicts. The execution, delivery and performance by Borrower of this Agreement, the Note and all other documents and instruments relating to the Loan are not in conflict with any provision of law applicable to Borrower or with the Certificate of Incorporation or Bylaws of Borrower and will not result in any breach of the terms or conditions or constitute a default under any agreement or instrument under which Borrower is a party or is obligated. Borrower is not in default in the performance or observance of any material obligations, covenants or conditions of any such agreement or instrument.

         Section 5.7 No Litigation. There are no actions, suits or proceedings pending or threatened against Borrower which materially affect the repayment of the Loan, the performance by Borrower under this Agreement or the financial condition, business or operations of Borrower.

         Section 5.8 Financial Condition. All financial statements and profit and loss statements, all statements as to ownership and all other statements or reports previously or hereafter given to Lender by Borrower are and shall be true and correct as of the date thereof. There has been no material adverse change in the business, properties or condition (financial or otherwise) of Borrower since the date of the latest financial statements given to Lender.

         Section 5.9 Taxes. Borrower has filed all federal, state and local tax returns by the due date as extended and has paid all federal, state and local taxes shown due thereon by such extended due date and all other payments required under federal, state or local law, except such assessments or taxes, if any, which are being contested in good faith by appropriate proceedings.

         Section 5.10 No Stock Purchase. No part of the proceeds of any financial accommodation made by Lender in connection with this Agreement will be used to purchase or carry "margin stock," as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or to extend credit to others for the purpose of purchasing or carrying such margin stock.

         Section 5.11 Advances. Each request by Borrower for an Advance hereunder shall constitute an affirmation on the part of the Borrower that the representations and warranties of Section 5.8 are true and correct with respect to any financial statements submitted by Borrower to Lender between the date of this Agreement and the date of such request, that the representations and warranties of Sections 5.1, 5.5, 5.6, 5.7, 5.8 and 5.9 hereof are true and correct as of the time of such request and that the condition precedents set forth in Article 4 hereof are fully satisfied. All representations and warranties made herein shall survive the execution of this Agreement, any and all Advances or proceeds of the Loan and the execution and delivery of all other documents and instruments in connection with the Loan, so long as Lender has any commitment to lend to Borrower hereunder and until the Loan and all indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged.

         Section 5.12 Solvency. Borrower (both before and after giving effect to the transactions contemplated hereby) is solvent, has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

         Section 5.13 ERISA. (a) No Reportable Event has occurred and is continuing with respect to any Plan; (b) PBGC has not instituted proceedings to terminate any Plan; (c) neither the Borrower, any member of the Controlled Group, nor any duly-appointed administrator of a Plan (i) has incurred any liability to PBGC with respect to any Plan other than for premiums not yet due or payable or (ii) has instituted or intends to institute proceedings to terminate any Plan under Section 4041 or 4041A of ERISA; and (d) each Plan of Borrower has been maintained and funded in all material respects in accordance with its terms and in all material respects in accordance with all provisions of ERISA applicable thereto. Neither the Borrower nor any of its Subsidiaries participates in, or is required to make contributions to, any Multi-employer Plan (as that term is defined in Section 3(37) of ERISA).

                                    ARTICLE 6

                              AFFIRMATIVE COVENANTS
                              ---------------------


         Borrower hereby covenants and agrees that so long as Lender has any commitment to lend to Borrower hereunder and until the Loan and all other indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged:

         Section 6.1 Maintenance of Existence. Borrower shall maintain its existence with no material amendments or changes in its organizational documents without the prior written approval of the Lender.

         Section 6.2 Maintain Business. Borrower shall maintain in full force and effect all agreements, rights, trademarks, patents and licenses necessary to carry out its business in its reasonable business judgment, shall keep all of its properties in good condition and repair, and shall make all needed and proper repairs and improvements to its properties in order to properly conduct its business in its reasonable business judgment.

         Section 6.3 Insurance. To the extent Borrower is not self-insured, Borrower shall maintain in full force and effect at all times policies of fire, flood and extended coverage insurance and policies of public liability property damage, workman's compensation insurance and product recall insurance in scope and amount not less than, and not less extensive than, the scope and amount of insurance coverages customary for companies of comparable size and financial strength in the trades or businesses in which Borrower is from time to time engaged. Upon request by Lender, Borrower shall deliver to Lender certificates of, and copies of the originals of, all such policies of insurance in effect from time to time, to be retained by Lender so long as Lender shall have any commitment to lend to Borrower and/or any portion of the Loan shall be outstanding or unsatisfied.

         Section 6.4 Compliance with Credit Documents. Borrower shall make all payments of interest and principal on the Loan as and when the same become due and payable and shall keep and comply with all covenants, terms and provisions of the Note.

         Section 6.5 Financial Statements and Reports. Borrower shall maintain a standard system of accounting in accordance with good business practices, that reflects the application of generally accepted accounting principles, consistently applied, and Borrower shall furnish to Lender, in a level of detail acceptable to Lender, the following:

                  (a) Within forty-five (45) days after the end of the first three (3) fiscal quarterly periods of each fiscal year of Borrower, quarterly and year-to-date financial and operating statements for Borrower as of the end of the preceding quarter and profit and loss statements covering that period, certified by Borrower to be a true and accurate representation of its operations and financial condition during that period and at its end.

                  (b) Within ninety (90) days after the end of each fiscal year of Borrower, financial statements which accurately and completely reflect Borrower's assets, liabilities and net worth, as of the end of the fiscal year, together with profit and loss statements for the fiscal year, all prepared in accordance with generally accepted accounting principles together with an opinion thereon of independent certified public accountants of national standing selected by Borrower to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles consistently maintained and applied (except for changes in which such accountants concur) and that their examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as were considered necessary under the circumstances.

                  (c) Within forty-five (45) days of each fiscal quarter of Borrower, a certificate signed by an Authorized Officer, in the form of Exhibit "B" attached hereto.

                  (d) Promptly after transmission or occurrence (but in any event within fifteen days), other reports, including any communications with shareholders or the financial community, filed by Borrower or its officers and directors with any security exchange or the SEC.

                  (e) Promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower as Lender may reasonably request.

         Section 6.6 Books and Records; Access. Borrower shall maintain, in a safe place, proper and accurate books, ledgers, correspondence and other records relating to its operations and business affairs. Lender shall have the right from time to time, upon reasonable notice to Borrower, to examine and audit (within a reasonable scope of audit) at Borrower's expense (such expense not to exceed $5,000.00 per annum) and to make abstracts from and photocopies of Borrower's books, ledgers, correspondence and other records.

         Section 6.7 Payment of Taxes and Other Indebtedness. Borrower shall pay all of its current obligations before they become delinquent under applicable agreements or normal trade practices, including all accounts payable and all federal, state and local taxes, assessments, levies and governmental charges and all other payments required under any federal state or local law. Borrower may, however, contest in good faith the validity or amount of any such taxes, assessments, levies or other such governmental charges provided that Lender may require

Borrower to provide security with respect thereto in the form of a bond, insurance, security deposit, cash reserve or other evidence satisfactory to Lender of Borrower's ability to pay and discharge such matter in the event such contest is unsuccessful where the failure to provide such security would result in the occurrence of a Material Adverse Event.

         Section 6.8 Notice of Default. Borrower will furnish to Lender immediately upon becoming actually aware of the existence of any event or condition that constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and the action which it is taking or proposes to take with respect thereto.

         Section 6.9 Other Notices. Borrower will promptly notify Lender of (a) any Material Adverse Event, (b) any claim not covered by insurance against Borrower or any of Borrower's properties that would result in the occurrence of a Material Adverse Event, and (c) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental authority affecting it, except litigation or proceedings which, if adversely determined, would not result in the occurrence of a Material Adverse Event.

         Section 6.10 ERISA Compliance. With respect to its Plans, Borrower shall (a) at all times comply with the minimum funding standards set forth in
Section 302 of ERISA and Section 412 of the Code or shall have duly obtained a formal waiver of such compliance from the proper authority; (b) at Lender's request, within thirty (30) days after the filing thereof, furnish to Lender copies of each annual report/return (Form 5500 Series), as well as all schedules and attachments required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA, in connection with each of its Plans for each year of the plan; (c) notify Lender within a reasonable time of any fact, including, but not limited to, any Reportable Event arising in connection with any of its Plans, which constitutes grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Lender, as to the reason therefor and the action, if any, proposed to be taken with respect thereto; and (d) furnish to Lender within a reasonable time, upon Lender's request, such additional information concerning any of its Plans as may be reasonably requested.

         Section 6.11 Further Assurances. Borrower will make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications and additional agreements, undertakings or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably necessary or proper to fully evidence the Loan.

                                    ARTICLE 7

                               NEGATIVE COVENANTS
                               ------------------


         Borrower covenants and agrees that so long as Lender has any commitment to lend to Borrower hereunder and until the Loan and all other indebtedness hereunder have been paid in full and all of the Borrower's obligations hereunder have been fully discharged, Borrower shall not without receiving the prior written consent of Lender:

         Section 7.1 Indebtedness. Become or remain obligated either directly or as a guarantor or surety for any indebtedness for borrowed money, or for any indebtedness incurred in connection with the acquisition (which shall not include bona fide leases) of any property, real or personal, tangible or intangible including, but not limited to, lease purchase agreements, except:

                  (a) Indebtedness to Lender hereunder.

                  (b) Unsecured trade, utility or accounts payable arising in the ordinary course of its business.

                  (c) Lease purchase agreements and purchase money security interests not exceeding the sum of $3,000,000.00 in payments during any fiscal year.

                  (d) Borrower's line of credit up to $2,000,000 with Barclays Bank PLC (U.K.) secured by U.K. receivables and inventory.

                  (e) Indebtedness secured by liens permitted under Section 7.2 hereof.

         Section 7.2 Liens. Create or suffer to be created or to exist any mortgages, pledges, security interests, encumbrances or other liens (i) on its real property that aggregate more than $5,000,000.00 or (ii) on its accounts receivable or its inventory.

         Section 7.3 Loans. Make any loan, advance, or direct extension of credit in excess of $1,000,000.00, or any investment (consisting of equity or debt convertible into equity) in excess of $5,000,000.00, in aggregate on an annual basis to any person(s) or entities other than in the ordinary course of business.

         Section 7.4  Dividends.  Declare or pay any cash dividend.

         Section 7.5 Existence. Dissolve or liquidate, or merge or consolidate with or into any corporation or entity, or turn over the management or operation of its property, assets or businesses to any other person, firm or corporation, or make any material change in its ownership.

         Section 7.6 Fiscal Year. Change the times of commencement or termination of its fiscal year or other accounting periods; or change its methods of accounting other than to conform to generally accepted accounting principles applied on a consistent basis.

         Section 7.7 Margin Stock. Use any proceeds of the Loan, or any proceeds of any other or future financial accommodation from Lender to Borrower, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, and will not use such proceeds in a manner that would involve Borrower in a violation of Regulation T, U or X of such Board, nor use such proceeds for any purpose not permitted by
Section 7 of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations respecting the extensions of credit promulgated thereunder.

         Section 7.8 Tangible Net Worth. Permit its Tangible Net Worth to be as of each Quarterly End Date to be less than the Minimum Tangible Net Worth, where "Minimum Tangible Net Worth" means the greater of (i) $45,000,000.00, or (b) $48,000,000.00 less the amount of its treasury stock acquired by Borrower since the Closing Date.

         For purposes of this Agreement, "Tangible Net Worth" means, at any given date, the total shareholder's equity (including capital stock, additional paid in capital and retained earnings after deducting treasury stock) which would appear on a balance sheet of Borrower prepared as of such date in accordance with generally accepted accounting principles consistently applied, less the aggregate book value of "Intangible Assets" (as defined below) shown on such balance sheet. "Intangible Assets" means those assets that are (i) deferred assets, other than prepaid taxes; (ii) patents, copyrights, trademarks, tradenames, franchises, goodwill, experimental expenses and other similar assets which would be classified as intangible assets on a balance sheet prepared in accordance with generally accepted accounting principles consistently applied; and (iii) unamortized debt discount and expense.

         Section 7.9 Leverage Ratio. Permit its total liabilities-to-Tangible Net Worth ratio as of each Quarterly End Date to exceed 0.5 to 1.

         Section 7.10 Debt Coverage Ratio. Permit its debt coverage ratio, calculated on a rolling four (4) quarter basis, to be less than 1.50 to 1 as of each Quarterly End Date, where debt coverage ratio is defined as the ratio of "cash flow" to "debt service requirement." In the ratio, the numerator "cash flow" is defined as the sum for the relevant period of Borrower's net income, tax expense, depreciation expense, amortization of intangibles expense, interest expense and off- balance sheet lease expense, all to the extent deducted in the calculation of net income; and the denominator "debt service requirement" is defined as the sum of the following that are due within the relevant period: all current maturities of long-term debt (excluding the RLC), capital lease obligations, interest expense and off-balance sheet lease expense. Notwithstanding anything herein to the contrary, for purposes of the calculation of "cash flow", the inventory reserve taken in the third fiscal quarter of 1996 shall not be considered in the calculation of net income for the relevant period.

         Section 7.11 Current Ratio. Permit the ratio of Borrower's Current Assets to its Current Liabilities as of each Quarterly End Date to be less than
1.5 to 1 with both Current Assets and Current Liabilities determined in accordance with generally accepted accounting principles.

                                    ARTICLE 8

                              DEFAULT AND REMEDIES
                              --------------------


         Section 8.1 Event of Default. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this
Agreement:

                  (a) Failure to pay any installment of principal or interest under the Loan within five (5) Banking Days of when the same become due and payable, or the failure to pay any other sum due under the Loan or this Agreement when the same shall become due and payable and such failure continues for five (5) Banking Days after notice thereof to Borrower;

                  (b) Any failure or neglect to perform or observe any of the material terms, provisions, or covenants of this Agreement (other than a failure or neglect described in one or more of the other provisions of this Section 8.1) and such failure or neglect either (i) cannot be remedied, (ii) can be remedied within fifteen (15) days by prompt and diligent action, but it continues unremedied for a period of fifteen
         (15) days after notice thereof to Borrower, or (iii) can be remedied, although not within fifteen (15) days even by prompt and diligent action, but such remedy is not commenced within fifteen (15) days after notice thereof to Borrower or is not diligently prosecuted to completion within a total of forty-five (45) days from the date of such notice;

                  (c) Any warranty, representation or statement contained in this Agreement, or made or furnished to the Lender by or on behalf of the Borrower, that shall be or shall prove to have been false in any material respect when made or furnished;

                  (d) The filing by Borrower (or against Borrower in which any Borrower acquiesces or which is not dismissed within sixty (60) days of the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Borrower; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Borrower;

                  (e) The insolvency of Borrower; or the execution by Borrower of an assignment for the benefit of creditors; or the convening by Borrower of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or if Borrower is generally not paying its debts as they mature;

                  (f) The admission in writing by Borrower that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature;

                  (g) The failure of Borrower to comply with any Financial Covenant at the end of any fiscal quarter;

                  (h) The occurrence of any default under the Note or any document or instrument given by Borrower in connection with any other indebtedness of Borrower to Lender and the expiration of any grace period provided therein;

                  (i) The liquidation, termination or dissolution of Borrower;

                  (j) Either (i) proceedings shall have been instituted to terminate, or a notice of termination shall have been filed with respect to, any Plans (other than a Multi-Employer Pension Plan as that term is defined in Section 4001(a)(3) of ERISA) by Borrower, any member of the Controlled Group, PBGC or any representative of any thereof, or any such Plan shall be terminated, in each case under Section 4041 or 4042 of ERISA, and such termination shall give rise to a liability of the Borrower or the Controlled Group to the PBGC or the Plan under ERISA having an effect in excess of $500,000.00 or (ii) a Reportable Event, the occurrence of which would cause the imposition of a lien in excess of $500,000.00 under Section 4062 of ERISA, shall have occurred with respect to any Plan (other than a Multi-Employer Pension Plan as that term is defined in Section 4001(a)(3) of ERISA) and be continuing for a period of sixty (60) days;

                  (k) Any of the following events shall occur with respect to any Multi- Employer Pension Plan (as that term is defined in Section 4001(a)(3) of ERISA) to which Borrower contributes or contributed on behalf of its employees and Lender determines in good faith that the aggregate liability likely to be incurred by Borrower, as a result of any of the events specified in Subsections (i), (ii) and (iii) below, will have an effect in excess of $500,000.00; (i) Borrower incurs a withdrawal liability under Section 4201 of ERISA; (ii) any such plan is "in reorganization" as that term is defined in Section 4241 of ERISA; or (iii) any such Plan is terminated under Section 4041A of ERISA; or

                  (l) The occurrence of a Material Adverse Event if Lender in good faith shall believe that the prospect of payment or performance of the Loan is impaired.

         Section 8.2 Remedies. Upon the occurrence of any Event of Default and at any time thereafter while such Event of Default is continuing, Lender may do one or more of the following:

                  (a)  Cease  making   Advances  or   extensions   of  financial
         accommodations in any form to or for the benefit of Borrower and declare the entire Loan immediately due and payable, without notice or demand;

                  (b) Proceed to protect and enforce its rights and remedies under this Agreement and the Note; and

                  (c) Avail itself of any other relief to which Lender may be legally or equitably entitled.

         Section 8.3 Delay or Omission by Lender. No delay or omission by Lender in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any condition set forth herein, shall impair any right, power or remedy of Lender under the Note, and/or this Agreement, or be construed as a waiver by Lender of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms or provisions of this Agreement. Any actual waiver by Lender of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to demanding strict performance.

                                    ARTICLE 9

                              ACTION UPON AGREEMENT
                              ---------------------


         Section 9.1 Third Party. This Agreement is made for the sole protection and benefit of the parties hereto, their successors and assigns, and no other person or organization shall have any right of action hereon. No representation of any kind is made to third parties by the execution hereof, by the existence or form of the indebtedness treated herein, or by any performance, or failure or waiver thereof, by any party of the terms hereof. Specifically, without limitation of the foregoing, the Lender makes no representation to any third party as to the solvency of the Borrower or of the commercial practicability of any business enterprise to which or for which the RLC is made.

         Section 9.2 Entire Agreement. This Agreement embodies the entire Agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements express or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and the delivery of this Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender, its agents, officers, employees or representatives.

         Section 9.3 Writing Required. No promise, representation, warranty or agreement made subsequent to the execution and delivery hereof by either party hereto, and no revocation, partial or otherwise, or change, amendment, addition, alteration or modification of this Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

         Section 9.4 No Partnership. Lender and Borrower each have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Lender for any purpose or in any respect.

                                   ARTICLE 10

                                     GENERAL
                                     -------


         Section 10.1 Survival. This Agreement shall survive the making of the Loan and shall continue so long as any part of the Loan, or any extension or renewal thereof, remains outstanding.

         Section 10.2 Context. This Agreement shall apply to the parties hereto according to the context hereof, and without regard to the number or gender of words or expressions used herein.

         Section 10.3 Time. Time is expressly made of the essence of this Agreement.

         Section 10.4 Notices. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, forty-eight (48) hours after deposit with the United States Postal Service, postage prepaid, addressed as shown below, or to such other address as such party may from time to time designate in writing:

         Borrower:         Three-Five Systems, Inc.
                           1600 North Desert Drive
                           Tempe, Arizona  85281-1212
                           Attention:  Vice President - Administration
                           Telecopier:  (602) 389-8836

         Lender:           Imperial Bank
                           9920 South La Cienega Boulevard
                           Suite 636
                           Inglewood, California  90301
                           Attention:  General Counsel
                           Telecopier:  (310) 417-5695

         With a copy to:   Imperial Bank
                           One Arizona Center
                           400 East Van Buren
                           Suite 900
                           Phoenix, Arizona  85004
                           Attention:  Kevin Halloran
                           Telecopier:  (602) 952-8643

         Section 10.5 Costs. Borrower shall pay all out of pocket costs and expenses arising from the preparation of this Agreement, the Note, the closing of the Loan, the making of Advances, and the enforcement of Lender's rights hereunder, including but not limited to, accounting fees, appraisal fees, attorneys' fees, UCC search fees and any charges that may be imposed on Lender as a result of this transaction. At the option of Lender and with the agreement of the Borrower, Advances may be made and disbursed from time to time by Lender directly in payment of such costs and expenses.

         Section 10.6 Successors. This Agreement shall, except as herein otherwise provided, be binding upon and inure to the benefit of the successors and assigns of the parties, hereto.

         Section 10.7 Headings. The headings or captions of sections in this Agreement are for convenience and reference only, and in no way define, limit or describe the scope or intent of this Agreement or the provisions of such sections.

         Section 10.8 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Credit Documents shall be governed by and construed in accordance with the substantive laws (other than conflict of law rules) of the State of Arizona, except to the extent Lender has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of Arizona law shall not be deemed to deprive Lender of any such rights and remedies as may be available under Federal law. Subject to the provisions of Section 10.9 hereof, each party consents to the personal jurisdiction and venue of the state courts located in Phoenix, State of Arizona in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in the Superior Court of Maricopa County, Arizona. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement.

         Section 10.9 Arbitration Provision. All claims or controversies of any type regarding matters occurring at any time arising under or relating to this Agreement (including, but not limited to, claims under contract, law or statute), except the parties rights to seek injunctive relief between Borrower and Lender (including claims against any shareholders or affiliated entities of Lender in claims against any directors, officers, employees or agents of Lender or their affiliated entities), shall be settled and finally determined by one arbitrator in Maricopa County, Arizona, in accordance with the arbitration rules of JAMS/Endispute and judgment by the arbitrator may be entered into any court having jurisdiction thereof. This Agreement to arbitrate includes all claims of breach of contract and all other claims of any type to the maximum extent permissible. The prevailing party in any such arbitration shall be awarded its reasonable costs and attorneys' fees as determined by the arbitrator.

         Section 10.10 Confidentiality. Lender agrees to keep confidential (and to cause its respective officers, directors, employees, agents and representatives to keep confidential) the Information (as defined below), except that Lender shall be permitted to disclose Information (i) to such of its officers, directors, employees, agents and representatives (including outside counsel) as need to know such Information; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any bank regulatory authority (provided that Lender shall, except for Information requested by any such bank regulatory authority, promptly notify Borrower (to the extent practicable and lawful, notice shall be given to the Borrower before such disclosure is made so as to permit Borrower to seek a protective order) of the circumstances and content of each such disclosure and shall request confidential treatment of any Information so disclosed); (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to Lender on a nonconfidential basis from a source other than the Borrower or (C) was available to Lender on a nonconfidential basis prior to its disclosure to Lender by the Borrower; or (iv) to the extent the Borrower shall have consented to such disclosure in writing. As used in this Section 10.10, "Information" shall mean any financial statements, materials, documents and other information that the Borrower may have furnished or may hereafter furnish to Lender in connection with this Agreement or any other materials prepared from any of the foregoing.

         IN WITNESS WHEREOF, these presents have been executed, as of the day and year first set forth above.

                                        THREE-FIVE SYSTEMS, INC., a Delaware
                                        corporation



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                        BORROWER


                                        IMPERIAL BANK, a California banking
                                        corporation



                                        By
                                           -------------------------------------
                                                 Its
                                                    ----------------------------

                                                                          LENDER

                            REVOLVING PROMISSORY NOTE


$15,000,000.00                                                  Phoenix, Arizona

                                                                    May 23, 1997


         FOR VALUE RECEIVED, the undersigned THREE-FIVE SYSTEMS, INC. (hereinafter called "Maker"), promises to pay to the order of IMPERIAL BANK, a California banking corporation (the "Payee"; Payee and each subsequent transferee and/or owner of this Note, whether taking by endorsement or otherwise, are herein successively called "Holder"), at 9920 South La Cienega Boulevard, Lending Services, Inglewood, California 90301, or at such other place as Holder may from time to time designate in writing, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) or so much thereof as Holder may advance to or for the benefit of Maker plus interest calculated on a daily basis (based on a 360-day year) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America at the rates of interest per annum and at the times specified in that Credit Agreement of even date herewith between the Maker and Payee (the "Credit Agreement").

         Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Holder, in connection with this Note.

         This Note is issued pursuant to the Credit Agreement.

         Time is of the essence of this Note.

         Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note.

         Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

         Maker and all sureties, guarantors and/or endorsers hereof (or of any obligation hereunder) and accommodation parties hereon (severally each hereinafter called a "Surety") each: (a) agree that the liability under this Note of all parties hereto is joint and several; and (b) severally waive any and all formalities in connection with this Note to the maximum extent allowed by law, including (but not limited to) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note. In addition, each Surety, other than Maker, consent that Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person liable hereon, and such consent shall not alter nor diminish the liability of any person hereon.

         This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee, and any subsequent holders of this Note, and their successors and assigns.

         All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Credit Agreement for the giving of notices.

         If any payment of interest and/or principal is not received by the Holder hereof when such payment is due, then in addition to the remedies conferred upon the Holder hereof and the other loan documents, a late charge of five percent (5%) of the amount of the installment due and unpaid will be added to the delinquent amount to compensate the Holder hereof for the expense of handling the delinquency for any payment past due in excess of five (5) days, regardless of any notice and cure period.

         In any action brought under or arising out of this Note, each obligor, including successor(s) or assign(s), hereby consents to the application of Arizona law, with the exception of provisions on conflicts of laws, to the jurisdiction of any competent court within the State of Arizona, and to service of process by any means authorized by Arizona law.

         IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                        THREE-FIVE SYSTEMS, INC.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                            ------------------------------------

                                                                           MAKER
                                       -2-